UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 3, 2023
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
(NASDAQ Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure

On February 17, 2023, Fox Factory, Inc. (the “Purchaser”), a California corporation and a wholly owned subsidiary of Fox Factory Holding Corp., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with CWH Holdco, LLC, a Delaware limited liability company (“CWH”), CWH Blocker Corp., a Delaware corporation (“Blocker”), Thompson Street Capital Partners V, L.P., a Delaware limited partnership (“TSCP”), and each other member of CWH (the “Holders” and, together with TSCP, the “Sellers”). Pursuant to the Securities Purchase Agreement, the Purchaser agreed to acquire all of the outstanding equity of Blocker and, immediately thereafter, Blocker agreed to acquire all of the outstanding equity interests of CWH, which is the parent company of Custom Wheel House, LLC (the “Transaction”). Custom Wheel House, LLC is known for designing, marketing, and distributing high-performance wheels, performance off-road tires, and accessories including the premier flagship brand Method Race Wheels.
On March 3, 2023, the parties completed the Transaction pursuant to the Securities Purchase Agreement. The acquisition of CWH was based on an enterprise value of $131.6 million, subject to adjustments based on CWH’s cash and debt balances, transaction expenses and working capital. The purchase price was financed through a combination of cash on hand and borrowings from the Company’s line of credit.
The foregoing brief description of the Securities Purchase Agreement is not meant to be exhaustive and is qualified in its entirety by the Securities Purchase Agreement itself, which is incorporated herein by reference to Exhibit 10.31 to the Company’s Annual Report on Form 10-K for the year ended December 30, 2022, filed on February 23, 2023.
The information contained in this Item 7.01 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference to such filing.

Section 9 Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed herewith:

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	March 3, 2023	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer